--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------------

[PHOTO OMITTED]

R. Robin Menzies,
Portfolio Manager

Objective: Long-term capital appreciation

Portfolio: At least 80% in a diversified portfolio of common stocks and convertible securities issued by companies domiciled outside the United States.

Inception: February 8, 1991

Net Assets at December 31, 2001: $255,651,376

Q:    How did the Fund perform?

A: In a second consecutive year of weak global equity markets, the total return was -20.40%,(1) compared with the total return of -21.21% for the MSCI EAFE Index.(2) The strength of the Dollar added to the declines. In local currency terms, the MSCI EAFE Index had a total return of -16.04%. The MSCI Europe Index had a total return of -19.64%, while the MSCI Japan Index had a total return of -29.28% and the MSCI Pacific ex-Japan Index, supported by Australia's total return of 2.66%, had a total return of -9.43%.(3) Stable, "old economy" MSCI industry sectors like retailing, food and health care fell by less than 10%, as did energy, while the most pain was experienced in technology-related sectors. This pattern of relative sector performance was very similar to that in 2000.

Q:    What factors affected the Fund's performance?

A: The Fund did a little better than the MSCI EAFE Index as many of the underlying investment management factors were positive. For example, in terms of regional allocation, the Fund was underweight relative to the MSCI Index in Japan for most of the year, which was good for relative performance. A greater positive contribution to performance came from stock selection. This was most valuable in Japan and the UK, while stock selection in Asia excluding Japan was slightly negative. In terms of industries, we did particularly well by avoiding Japanese banks, and by being underweight in telecommunications services. In contrast, we were being overweight in technology hardware and equipment, and by poor stock selection in retailing.


Q:    What is your outlook for the future?

A: We are confident that the monetary stimulus given to the global economy, particularly by the U.S. Federal Reserve Board, will rekindle economic growth. There are signs that this is happening already. However, after the excessive and somewhat indiscriminate investment boom of the late 1990's, the overhang of capacity in many industries may mean that profit margins may not recover as rapidly as many investors appear to be expecting. We still have a preference for defensive growth, and companies with strong cash flows. Finally, we do not expect two consecutive poor years of declining markets to be followed by a third.

================================================================================
      "We are confident that the monetary stimulus given to the global economy, particularly by the U.S. Federal Reserve Board, will rekindle economic growth. There are signs that this is happening already."
================================================================================

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total return figures for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than the original cost.
(2) The Morgan Stanley Capital International (MSCI) Europe, Australia and Far East (EAFE) Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's return.
(3) These indexes are all unmanaged indexes generally considered to be representative of their covered region. The MSCI Europe Index is generally considered to be representative of European stock market activity. The MSCI Japan Index is generally considered to be representative of Japanese stock market activity. The MSCI Pacific ex-Japan Index is generally considered to be representative of the stock market activity of Australia, Singapore, Hong Kong, and New Zealand. The returns for these indexes do not reflect the fees and expenses that are deducted from the Fund's return.


--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
Baillie Gifford International Fund Profile
----------------------------------------------

--------------------------------------------------------------------------------
                         AVERAGE ANNUAL TOTAL RETURNS(1)
                      FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
1 Year ...............................................................  (20.40)%
5 Years ..............................................................     3.74%
10 Years .............................................................     6.62%
Since Inception (2/8/91) .............................................     8.31%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deductions of all Fund expenses. The actual total return figures for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's share, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Portfolio Composition by Geographical
                         Region as of December 31, 2001

   [The following table was depicted as a pie chart in the printed material.]

                    Continental Europe            47.29%
                    Japan                         19.53%
                    Asia ex-Japan                  7.27%
                    Cash                           2.37%
                    UK                            22.83%
                    Latin America                  0.71%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line chart in the printed material.]

                          The MSCI/EAFE             Bailie Gifford
                              Index               International Fund
                          -------------           ------------------
2/8/91                        10000                     10000
    91                        10226                      9383
    92                         9014                      8548
    93                        11984                     11458
    94                        12950                     11557
    95                        14446                     12855
    96                        15365                     14836
    97                        15681                     16606
    98                        20084                     20121
    99                        25567                     37647
    00                        22018                     29959
    01                       $17349                    $23846

--------------------------------------------------------------------------------

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Baillie Gifford International Fund and in the MSCI/EAFE Index.

--------------------------------------------------------------------------------
                    Top Ten Holdings as of December 31, 2001

                                        Percent of
     Company                         Total Net Assets   Industry Sector                 Country
------------------------------------------------------------------------------------------------------
1.   Total Fina Elf S.A.                  3.30%         Oil and Gas Producing           France
------------------------------------------------------------------------------------------------------
2.   Glaxosmithkline                      3.06%         Pharmaceuticals                 United Kingdom
------------------------------------------------------------------------------------------------------
3.   BP Amoco PLC                         2.59%         Oil-Integrated-International    United Kingdom
------------------------------------------------------------------------------------------------------
4.   Swiss Reinsurance                    1.94%         Insurance                       Switzerland
------------------------------------------------------------------------------------------------------
5.   Nestle S.A.                          1.94%         Food, Beverage and Tobacco      Switzerland
------------------------------------------------------------------------------------------------------
6.   Sanofi-Synthelabo S.A.               1.93%         Pharmaceuticals                 France
------------------------------------------------------------------------------------------------------
7.   Imperial Tobacco                     1.89%         Food, Beverage and Tobacco      United Kingdom
------------------------------------------------------------------------------------------------------
8.   Vodafone Group                       1.63%         Telecommunications              United Kingdom
------------------------------------------------------------------------------------------------------
9.   Takeda Chemical Industries Ltd.      1.63%         Drugs and Hospitals             Japan
------------------------------------------------------------------------------------------------------
10.  CRH PLC                              1.62%         Construction and Mining         Ireland
------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-----------------------------------------

[PHOTO OMITTED]

Edward H. Hocknell,
Portfolio Manager

Objective: Long-term capital appreciation

Portfolio: At least 65% in a diversified portfolio of common stocks and convertible securities issued by companies in emerging markets

Inception: October 17, 1994

Net Assets at December 31, 2001: $56,512,912

Q:    How did the Fund perform this year?

A: The Fund's total return for the year was 6.30%,(1) which compares with a decline of -2.37% in the Morgan Stanley Capital International (MSCI) Emerging Market Free (EMF) Index.(2)

Q:    What factors affected the Fund's performance?

A: For three quarters of the year, the persistent deceleration of developed economies weighed on emerging markets. Orders dried up, capacity utilization rates dropped and companies were forced to issue increasingly severe profit warnings. While the effects of the slowdown were unpleasant for companies in developed markets, the impact on emerging markets companies, which act as marginal suppliers to many industries, was twice as severe. In addition, investors' attitude to risk deteriorated during the course of the year, and financial crises first in Turkey and later in Argentina brought new, though unsubstantiated, fears of contagion. Markets reached a turning point, however, in the wake of the terrible events of September. Almost all that had happened before began to be reversed. Inventories suddenly moved in the opposite direction as the cycle showed the first signs of turning. Just as importantly, the tremendous monetary boost generated during the course of the whole year started to activate investors, and most of the severe losses of the first three quarters were turned around.

      The most notable feature of the year in Asia was the collapse and subsequent revitalization of commodity prices, particularly semiconductors. This shaped the performance of some of the biggest stocks in the region. The build-up of liquidity in many markets was finally released in the last quarter to such an extent that markets such as Korea finished the year with substantial dollar gains. There have also been encouraging signs of improvement in corporate governance throughout the region. The dramatic collapse of the South African Rand also offered opportunities to add value relative to the MSCI EMF Index.

      Argentina's slow and predictable descent into chaos dominated the year in Latin America. For nine months Brazil suffered by association, but when the markets began to look more favorably on risky markets in the fall, the Brazilian market completely decoupled from Buenos Aires, and its currency also bounced back. Despite some slowing of its economy, Mexico's stability during 2001 was a very comforting contrast with the rest of Latin America.

================================================================================
      "At the beginning of 2002, economies around the world seem to have survived the worst, liquidity conditions are exceptionally easy, and markets have already shown their ability to rise."
================================================================================

    Even though the overall price of oil fell over the period, the Russian Stock Market enjoyed an excellent year, rising more than 80%. This can be explained by the strong economic management of Vladimir Putin and the momentum of domestic reform. Turkey had one of its periodic currency crises and was only saved from economic oblivion because its strategic standing in the world rose sharply after the start of the war on terrorism, leading to a hefty bail-out by the west.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
(2)   The Morgan Stanley Capital International (MSCI) Emerging Markets Free
      (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The MSCI EMF Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 emerging market countries of Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's return.


--------------------------------------------------------------------------------
24

--------------------------------------------------------------------------------

Q:    What are your expectations for the coming year?

A: At the beginning of 2002, economies around the world seem to have survived the worst, liquidity conditions are exceptionally easy, and markets have already shown their ability to rise. Emerging market equities are still inexpensive relative to developed markets, and their profits growth may prove to be greater during the recovery phase. There is a risk that recovery may be weak, delayed or patchy, which could hold back performance. Normally, we would regard such a juncture as an attractive entry point for emerging market equities.

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund Profile
---------------------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                       FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
1 Year ................................................................    6.30%
3 Years ...............................................................    9.75%
5 Years ...............................................................   -0.23%
Since Inception (10/17/94) ............................................    1.04%
--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line chart in the printed material.]

                               Bailie Gifford           MSCI EAFE
                            Emerging Markets Fund         Index
                            ---------------------       ---------
10/17/94                           10000                  10000
   12/94                            8803                   8552
   12/95                            8750                   8106
   12/96                           10902                   8595
   12/97                           11117                   7599
   12/98                            8140                   5674
   12/99                           13812                   9440
   12/00                            9972                   7647
   12/01                          $10600                 $ 7508

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Baillie Gifford Emerging Markets Fund and in the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Portfolio Composition by Geographical
                         Region as of December 31, 2001

                        Cash                     5.61%
                        Europe, Middle East
                        and Africa              12.60%
                        South Africa             7.48%
                        Latin America           22.65%
                        Asia                    51.66%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------------

[PHOTO OMITTED]

Matthew Ziehl,
Portfolio Manager

Objective: Long-term growth of capital

Portfolio: At least 85% in a diversified portfolio of common stocks and convertible securities issued by companies with a small market capitalization

Inception: July 16, 1997

Net Assets at December 31, 2001: $266,037,762

      Matthew Ziehl joined Guardian in January 2002 as portfolio manager of The Guardian Small Cap Stock Fund. Previously, Matt was team leader and co-manager of the Salomon Brothers Small Cap Growth Fund. Before managing that Fund, he was a small cap analyst concentrating on the business services and consumer sectors. Overall, Matt has 12 years of industry experience, with seven years experience in small cap research and portfolio management.

Q:    How did the Fund perform during 2001?

A: Small cap stocks outperformed the broader U.S. stock market in 2001 for the second consecutive year, as the Russell 2000 Index(1) returned 2.49% versus an 11.88% decline for the S&P 500 Index.(2) The Guardian Small Cap Stock Fund trailed its benchmark, the Russell 2000 Index significantly, with a return of -7.83%.(3) This underperformance took place during the first half of the year, as the Fund lost 5.45% versus a 6.94% gain for the Russell 2000 Index. During the second half of the year, the Fund outperformed with a loss of 2.51% versus a 4.09% decline for its benchmark.

      Underperformance during the first half of the year was due in large part to the Fund's emphasis on higher market cap stocks relative to the Russell 2000, in a period where small was "in" and the smallest companies in the benchmark sharply outperformed their larger brethren. Relative performance was also hurt by a shift from an overweighted position in technology stocks during the first quarter (when technology underperformed the market), to an underweighted position in the second quarter (when technology led a brief market rebound and the Fund did not take full advantage).

      In June, the Fund was restructured to more accurately reflect benchmark market capitalizations and sector weightings, and the number of stocks was increased to enhance portfolio diversification. As a result, portfolio volatility was reduced, which helped the Fund to outperform the Russell 2000 Index significantly during the stock market's third quarter selloff. Unfortunately, the Fund gave back much of that outperformance during a highly speculative fourth-quarter market rally, when the Fund's lower volatility caused it to lag the Index on the upside.

Q:    Can you review what changes you've made since taking over as Portfolio
      Manager?

A: One key change I am making is to reduce the total number of stocks held in the Fund. I believe that we can maintain broad portfolio diversification with 100-125 stocks. At this writing, the portfolio has 148 stocks, down from 175 at December 31, 2001, and I expect to gradually reduce the number of holdings to the 100-125 range over the next few months. By owning fewer stocks we can focus on owning what our fundamental research efforts determine to be the best quality companies, while maintaining broad diversification.

Q:    Can you clarify what you mean by "quality?"

A: Certainly. At Guardian, we emphasize specific financial criteria such as balance sheet strength (we prefer low debt ratios, and minimal goodwill assets versus "real" assets such as cash and property/equipment), cash flow generation and quality of earnings (are reported earnings backed up with real cash profits?). We use sophisticated quantitative tools to rank companies based on these and

--------------------------------------------------------------------------------
(1) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The returns for the Russell 2000 Index do not reflect expenses that are deducted from the Fund's returns.
(2) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.


--------------------------------------------------------------------------------
26

--------------------------------------------------------------------------------

other financial criteria, seeking to narrow the number of candidates to a manageable number of higher-quality companies. We then perform additional research into the financials, and also into the "softer" but equally important business characteristics such as competitive market position, quality and experience of management, and soundness and clarity of the business strategy.

Q.    How are buy/sell decisions made?

A. At Guardian, our sector analysts generate buy and sell recommendations within their fields of expertise for both large cap and small cap funds. This allows the small cap funds to leverage off the same industry expertise applied to the larger-cap funds. A good analyst following large cap companies must pay attention to "upstarts" who can be tomorrow's tough competitors, and I want to own the best of those "upstarts" in the small cap funds. Also, a sector specialist should more fully understand the fundamental risks of stocks within their coverage universe than a generalist portfolio manager whose time and attention is spread thin across the entire market.

Q.    What is your outlook for 2002?

A. We are expecting a continuation of the stock market's recent high volatility during the early months of 2002, as share prices are buffeted by economic uncertainty and corporate profit weakness.

      We do believe that the economy and the stock market will stabilize and improve by the second half of 2002, as the economy eventually benefits from the Federal Reserve's aggressive monetary easing during 2001. Encouragingly history also shows that small cap stocks generally outperform larger caps as a recession ends and a recovery begins, as has been the case in the 12 months following the end of all nine post-World War II recessions.

      Given the near term economic and market uncertainty, however, we are placing extra emphasis on stability and consistency of earnings growth. We do have some exposure to more aggressive companies in areas such as technology, where we have increased positions in semiconductor and related equipment stocks in anticipation of an eventual industry recovery. Yet even in these more aggressive and cyclical companies, we continue to emphasize financial quality criteria such as strong balance sheets and sound managements, in the belief that the better companies will emerge even stronger in the next upswing.

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund Profile
-----------------------------------------

--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                      FOR PERIODS ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
1 Year ................................................................   -7.83%
3 Years ...............................................................    6.34%
Since Inception (7/16/97) .............................................    5.86%

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

   [The following table was depicted as a line chart in the printed material.]

                      The Guardian Small
                        Cap Stock Fund       Russell 2000 Index
                      ------------------     ------------------
 7/97                        10000                 10000
12/97                        11470                 10826
12/98                        10810                 10551
12/99                        14607                 13938
12/00                        13998                 12724
12/01                       $12903                $13040

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Small Cap Stock Fund and the Russell 2000 Index.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

Schedule of Investments
December 31, 2001

--------------------------------------------------------------------------------
Common Stocks -- 97.7%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Australia -- 3.9%
   Business Services -- 0.8%
    380,760   Brambles Industries Ltd.                               $ 2,026,877
   Construction and Mining Equipment -- 0.6%
    294,356   BHP Billiton Ltd.                                        1,581,995
   Containers - Metal and Plastic -- 0.3%
    195,400   Amcor Ltd.                                                 715,111
   Financial - Banks -- 0.9%
     93,900   Australia and NZ Banking Group Ltd.                        855,949
     95,000   National Australia Bank                                  1,549,217
   Food, Beverage and Tobacco -- 0.3%
    254,300   Fosters Brewing Group                                      632,594
   Media and Entertainment -- 0.4%
    135,000   News Corp. Ltd.                                          1,079,476
   Merchandising - Mass -- 0.6%
    154,000   Coles Myer Ltd.                                            662,129
    152,000   Woolworths Ltd.                                            874,486
                                                                    ------------
                                                                       9,977,834
--------------------------------------------------------------------------------
Belgium -- 2.5%
   Food, Beverage and Tobacco -- 1.5%
    147,620   Interbrew                                                4,040,672
   Merchandising - Mass -- 1.0%
     48,230   Delhaize Le Lion S.A. *                                  2,509,372
                                                                    ------------
                                                                       6,550,044
--------------------------------------------------------------------------------
Denmark -- 1.0%
   Pharmaceuticals -- 1.0%
     61,900   Novo Nordisk AS                                          2,531,053
--------------------------------------------------------------------------------
Finland -- 1.2%
   Telecommunications -- 1.2%
    118,670   Nokia OYJ                                                3,059,164
--------------------------------------------------------------------------------
France -- 11.9%
   Cosmetics and Toiletries -- 0.7%
     22,830   L'Oreal S.A. *                                           1,644,060
   Electrical Equipment -- 0.7%
     36,590   Schneider Electric S.A.                                  1,758,812
   Financial - Banks -- 1.3%
     37,660   BNP Paribas *                                            3,369,067
   Insurance -- 0.6%
     76,260   Axa *                                                    1,593,210
   Media and Entertainment -- 1.2%
    115,190   Publicis Groupe S.A.                                     3,050,458
   Oil and Gas Producing -- 3.3%
     59,150   Total Fina Elf S.A. *                                    8,445,442
   Pharmaceuticals -- 3.0%
     37,760   Aventis S.A.                                             2,680,562
     66,100   Sanofi - Synthelabo S.A. *                               4,930,702
   Telecommunications -- 1.1%
    319,930   Orange S.A. *                                            2,899,119
                                                                    ------------
                                                                      30,371,432
--------------------------------------------------------------------------------
Germany -- 5.4%
   Computer Software -- 1.3%
     26,690   SAP AG                                                   3,475,811
   Drugs and Hospitals -- 1.0%
     63,460   GEHE AG                                                  2,457,268
   Electronics and Instruments -- 0.7%
     36,632   Epcos AG                                                 1,809,743
   Financial - Banks -- 0.9%
     32,570   Deutsche Bank AG                                         2,301,980
   Financial - Other -- 0.8%
     52,780   Deutsche Boerse AG                                       2,030,097
   Insurance -- 0.7%
     25,520   Marschollek Lauten AG                                    1,858,448
                                                                    ------------
                                                                      13,933,347
--------------------------------------------------------------------------------
Hong Kong -- 2.2%
   Computer Systems -- 0.2%
    736,000   Legend Hldgs. Ltd.                                         375,185
   Conglomerates -- 0.7%
    184,000   Hutchison Whampoa                                        1,781,540
   Financial - Banks -- 0.3%
     77,000   Hang Seng Bank Ltd.                                        846,751
   Real Estate Investment Trust -- 0.9%
    144,000   Cheung Kong Hldgs.                                       1,495,816
     87,000   Sun Hung Kai Properties Ltd.                               702,895
   Utilities - Electric and Water -- 0.1%
     91,000   Hong Kong Electric                                         338,431
                                                                    ------------
                                                                       5,540,618
--------------------------------------------------------------------------------
Ireland -- 1.6%
   Construction and Mining -- 1.6%
    234,000   CRH PLC                                                  4,130,493
--------------------------------------------------------------------------------
Italy -- 3.1%
   Financial - Banks -- 1.1%
    260,500   San Paolo IMI SPA                                        2,794,204
   Insurance -- 1.0%
    224,340   Riunione Adriatica di Sicurta SPA                        2,641,982
   Telecommunications -- 1.0%
    444,370   Telecom Italia SPA                                       2,480,136
                                                                    ------------
                                                                       7,916,322
--------------------------------------------------------------------------------
Japan -- 19.8%
   Automotive -- 1.1%
    108,000   Toyota Motor Corp.                                       2,736,890
   Chemicals - Major -- 0.9%
    679,000   Sumitomo Chemical                                        2,306,351
   Distributor - Food -- 1.0%
    529,000   Mitsui & Co. Ltd.                                        2,620,571
   Drugs and Hospitals -- 1.6%
     92,000   Takeda Chemical Industries Ltd.                          4,164,262
   Electrical Equipment -- 1.4%
    333,000   Matsushita Electric Works Ltd.                           2,742,593
    110,000   Nippon Electric Glass Co. Ltd. *                           808,564

                       See notes to financial statements.

* Non-income producing security


--------------------------------------------------------------------------------
82

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
   Electronics and Instruments -- 2.8%
    396,000   Hitachi                                               $  2,901,763
     38,100   Kyocera Corp.                                            2,486,490
     13,000   Rohm Co.                                                 1,687,887
   Entertainment and Leisure -- 1.0%
     14,300   Nintendo Co. Ltd.                                        2,505,038
   Financial - Banks -- 0.6%
        230   Mitsubishi Tokyo Fin. Group, Inc. *                      1,543,165
   Financial - Other -- 1.2%
     56,800   Promise Co.                                              3,073,903
   Household Products -- 1.6%
    193,000   Kao Corp.                                                4,014,388
   Insurance -- 0.5%
    280,000   Mitsui Sumitomo Insurance Co.                            1,314,404
   Machinery and Equipment -- 2.2%
     84,000   Canon, Inc.                                              2,891,688
     26,700   SMC Corp.                                                2,718,708
   Merchandising - Department Stores -- 0.9%
     27,300   Fast Retailing Co. Ltd.                                  2,429,723
   Photography -- 1.4%
    100,000   Fuji Photo Film Co. Ltd.                                 3,572,247
   Telecommunications -- 1.1%
        231   NTT DoCoMo, Inc.                                         2,715,365
   Transportation - Miscellaneous -- 0.5%
        272   East Japan Railway *                                     1,314,220
                                                                    ------------
                                                                      50,548,220
--------------------------------------------------------------------------------
Mexico -- 0.4%
   Financial - Other -- 0.4%
  1,066,000   Grupo Fin. BBVA Bancomer
                S.A. de C.V. *                                           972,160
--------------------------------------------------------------------------------
Netherlands -- 3.3%
   Broadcasting and Publishing -- 1.1%
     87,270   Ver Ned Uitgevers                                        2,680,854
   Chemicals - Miscellaneous -- 1.5%
     84,580   Akzo Nobel NV                                            3,775,738
   Computer Systems -- 0.7%
    109,360   ASM Lithography Hldg. NV *                               1,900,210
                                                                    ------------
                                                                       8,356,802
--------------------------------------------------------------------------------
Portugal -- 2.2%
   Telecommunications -- 0.7%
    218,560   Portugal Telecom. SGPS S.A. *                            1,702,323
   Transportation - Miscellaneous -- 1.5%
    913,200   Brisa (Auto Estrada)                                     3,869,333
                                                                    ------------
                                                                       5,571,656
--------------------------------------------------------------------------------
Russia -- 0.4%
   Oil - Integrated - International -- 0.4%
     19,100   LUKOIL ADR                                                 940,675
--------------------------------------------------------------------------------
Singapore -- 0.5%
   Publishing and Printing -- 0.5%
    104,846   Singapore Press Hldgs.                                   1,237,824
--------------------------------------------------------------------------------
South Korea -- 0.4%
   Electronics and Instruments -- 0.4%
      9,100   Samsung Electronics Co. Ltd. GDR+                        1,055,600
--------------------------------------------------------------------------------
Spain -- 3.2%
   Financial - Banks -- 1.4%
    419,310   Banco Santander Central Hispano S.A.                     3,512,272
   Food, Beverage and Tobacco -- 1.0%
    157,930   Altadis S.A. *                                           2,685,105
   Telecommunications -- 0.8%
    154,600   Telefonica S.A. *                                        2,068,386
                                                                    ------------
                                                                       8,265,763
--------------------------------------------------------------------------------
Sweden -- 2.1%
   Construction and Mining Equipment -- 1.1%
    128,480   Atlas Copco AB                                           2,710,211
   Telecommunications -- 1.0%
    485,420   LM Ericsson                                              2,646,986
                                                                    ------------
                                                                       5,357,197
--------------------------------------------------------------------------------
Switzerland -- 8.6%
   Building Materials and Homebuilders -- 1.2%
     14,370   Holcim Ltd. *                                            3,099,819
   Financial - Banks -- 1.4%
     86,000   Credit Suisse Group *                                    3,668,836
   Food, Beverage and Tobacco -- 1.9%
     23,270   Nestle S.A. *                                            4,963,594
   Household Products -- 0.6%
     17,100   The Swatch Group AG *                                    1,537,825
   Insurance -- 2.0%
     49,380   Swiss Reinsurance *                                      4,968,944
   Pharmaceuticals -- 1.5%
    108,100   Novartis AG *                                            3,908,171
                                                                    ------------
                                                                      22,147,189
--------------------------------------------------------------------------------
Taiwan -- 0.4%
   Computer Systems -- 0.4%
    225,000   Asustek Computer, Inc. GDR                                 994,500
--------------------------------------------------------------------------------
United Kingdom -- 23.6%
   Computer Software -- 0.4%
    269,380   Sage Group                                                 894,862
   Construction and Mining -- 0.5%
    201,000   Hanson PLC                                               1,385,093
   Electronics and Instruments -- 1.3%
    152,000   Electrocomponents                                        1,184,439
  1,213,000   Invensys PLC                                             2,102,924
   Entertainment and Leisure -- 0.2%
     84,128   Compass Group                                              629,872
   Financial - Banks -- 5.8%
    111,000   Barclays                                                 3,671,206
    153,625   HBOS PLC                                                 1,777,785
    295,000   HSBC Hldgs.                                              3,456,698
    223,000   Lloyds TSB Group PLC                                     2,418,511
    143,088   Royal Bank of Scotland                                   3,478,114

                       See notes to financial statements.

* Non-income producing security


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

Schedule of Investments
December 31, 2001 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
   Financial - Other -- 1.4%
    133,500   Amvescap PLC                                          $  1,923,354
    141,000   CGNU PLC                                                 1,732,129
   Food, Beverage and Tobacco -- 3.0%
    239,000   Diageo PLC                                               2,727,545
    365,900   Imperial Tobacco                                         4,819,422
   Insurance -- 1.0%
    104,000   Prudential Corp.                                         1,203,513
    227,000   Royal & Sun Alliance Ins. Group                          1,302,724
   Oil and Gas Services -- 1.2%
    202,000   Enterprise Oil PLC                                       1,368,490
    257,000   Shell Transport & Trading                                1,763,516
   Oil - Integrated - International -- 2.6%
    852,000   BP Amoco PLC                                             6,614,320
   Pharmaceuticals -- 4.1%
     56,964   Astrazeneca                                              2,565,584
    311,877   Glaxosmithkline                                          7,812,194
   Publishing and Printing -- 0.5%
    118,900   Elsevier NV *                                            1,405,540
   Telecommunications -- 1.6%
  1,594,188   Vodafone Group                                           4,165,938
                                                                    ------------
                                                                      60,403,773
--------------------------------------------------------------------------------
              Total Common Stocks
                (Cost $279,985,470)                                  249,861,666
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Preferred Stocks -- 1.1%
--------------------------------------------------------------------------------
Brazil -- 0.3%
  Financial - Banks -- 0.3%
 11,400,000   Banco Itau S.A.                                       $    868,334
--------------------------------------------------------------------------------
Germany -- 0.8%
  Automotive -- 0.8%
      4,900   Porsche AG *                                             1,862,025
--------------------------------------------------------------------------------
              Total Preferred Stocks
                (Cost $2,548,430)                                      2,730,359
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 0.8%
--------------------------------------------------------------------------------
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$ 1,915,000   State Street Bank and Trust Co.
              repurchase agreement, dated
              12/31/2001, maturity value
              $1,915,090 at 0.85%,
              due 1/2/2002 (1)
                (Cost $1,915,000)                                   $  1,915,000
--------------------------------------------------------------------------------
Total Investments -- 99.6%
  (Cost $284,448,900)                                                254,507,025
Cash, Receivables and Other Assets
  Less Liabilities -- 0.4%                                             1,144,351
--------------------------------------------------------------------------------
Net Assets -- 100%                                                  $255,651,376
--------------------------------------------------------------------------------

+     Rule 144A restricted security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Glossary of Terms:
  ADR -- American Depositary Receipt.
  GDR -- Global Depositary Receipt.

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
84

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
December 31, 2001

ASSETS
  Investments, at market (cost $284,448,900)                      $ 254,507,025
  Foreign currency (cost $1,701,879)                                  1,703,456
  Cash                                                                      254
  Dividend reclaims receivable                                          445,028
  Dividends receivable                                                  131,617
  Receivable for fund shares sold                                        32,740
  Interest receivable                                                        45
  Other assets                                                            2,625
                                                                  -------------
    Total Assets                                                    256,822,790
                                                                  -------------

LIABILITIES
  Payable for fund shares redeemed                                      771,467
  Accrued expenses                                                      399,947
                                                                  -------------
    Total Liabilities                                                 1,171,414
                                                                  -------------
    Net Assets                                                    $ 255,651,376
                                                                  =============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $   2,010,249
  Additional paid-in capital                                        296,456,684
  Distributions in excess of net investment income                   (1,152,845)
  Accumulated net realized loss on investments
    and foreign currency related transactions                       (11,711,598)
  Net unrealized depreciation of investments
    and translation of other assets and
    liabilities denominated in foreign currencies                   (29,951,114)
                                                                  -------------
    Net Assets                                                    $ 255,651,376
                                                                  =============

Shares Outstanding -- $0.10 par value                                20,102,494
                                                                  =============

Net Asset Value Per Share                                         $       12.72
                                                                  =============


Statement of Operations
Year Ended
December 31, 2001

INVESTMENT INCOME
  Dividends                                                       $   6,616,384
  Interest                                                              116,722
  Less: Foreign tax withheld                                           (848,556)
                                                                  -------------
    Total Income                                                      5,884,550
                                                                  -------------

  Expenses:
    Investment advisory fees -- Note B                                2,969,872
    Custodian fees                                                      499,289
    Printing expense                                                    165,001
    Audit fees                                                           24,000
    Directors' fees -- Note B                                            15,303
    Legal fees                                                            6,000
    Insurance expense                                                     5,233
    Loan commitment fees -- Note F                                        4,200
    Registration fees                                                     2,000
    Other                                                                   680
                                                                  -------------
    Total Expenses                                                    3,691,578
                                                                  -------------

  Net Investment Income                                               2,192,972
                                                                  -------------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCIES -- NOTE C
    Net realized loss on investments -- Note A                      (11,605,534)
    Net realized loss on foreign currency related
      transactions -- Note A                                           (706,407)
    Net change in unrealized appreciation of
      investments -- Note C                                         (80,916,644)
    Net change in unrealized depreciation from
      translation of other assets and liabilities
      denominated in foreign currencies -- Note A                        (8,490)
    Foreign Capital Gains Tax                                            55,500
                                                                  -------------
  Net Realized and Unrealized Loss on
    Investments and Foreign Currencies                              (93,181,575)
                                                                  -------------
      NET DECREASE IN NET ASSETS
        FROM OPERATIONS                                           $ (90,988,603)
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
-----------------------------------------

Statement of Changes in Net Assets

                                                                                            Year Ended December 31,
                                                                                             2001             2000
                                                                                        -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income                                                               $   2,192,972    $     943,739
    Net realized gain/(loss) on investments and foreign currency related transactions     (12,256,441)     134,164,937
    Net change in unrealized appreciation of investments and
      translation of other assets and liabilities denominated in foreign currencies       (80,925,134)    (308,599,731)
                                                                                        -------------    -------------
      Net Decrease in Net Assets from Operations                                          (90,988,603)    (173,491,055)
                                                                                        -------------    -------------

  Distributions to Shareholders from:
    Net realized gain on investments                                                       (5,331,772)    (148,774,676)
                                                                                        -------------    -------------

  From Capital Share Transactions:
    Net decrease in net assets from capital share transactions -- Note E                 (218,312,721)     (40,993,739)
                                                                                        -------------    -------------
  Net Decrease in Net Assets                                                             (314,633,096)    (363,259,470)

NET ASSETS:
Beginning of year                                                                         570,284,472      933,543,942
                                                                                        -------------    -------------
End of year *                                                                           $ 255,651,376    $ 570,284,472
                                                                                        =============    =============

* Includes distributions in excess of net investment income of:                         $  (1,152,845)   $  (2,587,961)

                       See notes to financial statements.


--------------------------------------------------------------------------------
86

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the years indicated:

                                                                              Year Ended December 31,
                                                     ---------------------------------------------------------------------------
                                                            2001            2000            1999            1998            1997
                                                     ---------------------------------------------------------------------------
Net asset value,
  beginning of year ..............................   $     16.24     $     26.78     $     20.92     $     18.27     $     17.26
                                                     -----------     -----------     -----------     -----------     -----------

Income from investment
  operations:
  Net investment income ..........................          0.05            0.03            0.10            0.13            0.15
  Net realized and unrealized gain/
    (loss) on investments and translation of other
    assets and liabilities denominated in foreign
    currency .....................................         (3.34)          (5.39)           7.86            3.73            1.91
                                                     -----------     -----------     -----------     -----------     -----------
  Net increase/(decrease) from investment
    operations ...................................         (3.29)          (5.36)           7.96            3.86            2.06
                                                     -----------     -----------     -----------     -----------     -----------

Dividends and Distributions
  to Shareholders from:
  Net investment income ..........................            --              --           (0.09)          (0.11)          (0.15)
  Distributions in excess of net investment income            --              --           (0.01)          (0.01)          (0.15)
  Net realized gain on investments and foreign
    currency related transactions ................         (0.23)          (5.18)          (2.00)          (1.09)          (0.75)
                                                     -----------     -----------     -----------     -----------     -----------
  Total dividends and distributions ..............         (0.23)          (5.18)          (2.10)          (1.21)          (1.05)
                                                     -----------     -----------     -----------     -----------     -----------

Net asset value, end of year .....................   $     12.72     $     16.24     $     26.78     $     20.92     $     18.27
                                                     -----------     -----------     -----------     -----------     -----------

Total return* ....................................        (20.40)%        (20.00)%         39.11%          21.17%          11.93%
                                                     -----------     -----------     -----------     -----------     -----------
Ratios/supplemental data:
  Net assets, end of year
    (000's omitted) ..............................   $   255,651     $   570,284     $   933,544     $   680,290     $   534,711
  Ratio of expenses to
    average net assets ...........................          0.99%           0.97%           0.96%           0.98%           0.97%
  Ratio of net investment
    income to average net assets .................          0.59%           0.12%           0.40%           0.55%           0.74%
  Portfolio turnover rate ........................            40%             55%             52%             47%             51%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

Schedule of Investments
December 31, 2001

--------------------------------------------------------------------------------
Common Stocks -- 90.5%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Argentina -- 0.2%
   Merchandising - Food -- 0.2%
     21,900   Imp. Y Exp. Patagonia                                 $    109,599
--------------------------------------------------------------------------------
Brazil -- 4.9%
   Food, Beverage and Tobacco -- 1.0%
     27,000   Comp. de Bebidas das Americas
                ADR                                                      547,830
   Oil and Gas Services -- 1.4%
     34,031   Petroleo Brasileiro S.A. ADR                               792,922
   Paper and Forest Products -- 0.5%
     16,116   Votorantim Celulose e Papel S.A.
                ADR                                                      284,447
   Telecommunications -- 1.1%
     39,714   Telecom. Norte Leste Participacoes
                ADR                                                      620,730
   Textile - Apparel and Production -- 0.4%
    127,000   Confeccoes Guararapes S.A.                                 252,846
   Utilities - Electric and Water -- 0.5%
     19,541   Comp. Energetica de Minas ADR*                             283,149
                                                                    ------------
                                                                       2,781,924
--------------------------------------------------------------------------------
Chile -- 2.4%
   Construction and Mining -- 0.9%
     70,000   Antofagasta Hldgs.                                         538,342
   Financial - Banks -- 1.0%
     31,000   Banco Santander Chile ADR                                  577,220
   Merchandising - Supermarkets -- 0.5%
     20,000   Distribucion Y Servicio ADR*                               262,000
                                                                    ------------
                                                                       1,377,562
--------------------------------------------------------------------------------
Finland -- 1.4%
   Food, Beverage and Tobacco -- 1.4%
     38,000   Hartwall Oyj ABP *                                         774,609
--------------------------------------------------------------------------------
Hong Kong -- 2.5%
   Chemicals - Miscellaneous -- 0.6%
    536,000   Kingboard Chemicals Hldgs. Ltd.                            343,689
   Merchandising - Department Stores -- 0.9%
  1,200,000   Giordano Int'l. Ltd. *                                     530,923
   Real Estate Investment Trust -- 1.0%
  4,200,000   China Overseas Land & Invest. Ltd. *                       549,389
                                                                    ------------
                                                                       1,424,001
--------------------------------------------------------------------------------
Hungary -- 0.9%
   Financial - Banks -- 0.9%
      8,390   OTP Bank                                                   503,693
--------------------------------------------------------------------------------
India -- 6.3%
   Chemicals - Diversified -- 0.9%
     37,000   Reliance Industries Ltd. GDR+                              503,200
   Computer Software -- 4.1%
     27,300   Infosys Technologies Ltd.                                2,306,290
   Financial - Other -- 0.8%
     32,700   Housing Dev. Fin. Corp. Ltd.                               448,252
   Machinery and Equipment -- 0.5%
     85,000   Punjab Tractors Ltd. *                                     304,956
                                                                    ------------
                                                                       3,562,698
--------------------------------------------------------------------------------
Israel -- 3.4%
   Computer Software -- 1.9%
     26,000   Check Point Software
                Technologies Ltd. *                                    1,037,140
   Computer Systems -- 0.7%
     34,000   M - Systems Flash Disk Pioneer Ltd. *                      397,460
   Drugs and Hospitals -- 0.8%
      7,600   Teva Pharmaceutical Inds. Ltd. ADR                         468,388
                                                                    ------------
                                                                       1,902,988
--------------------------------------------------------------------------------
Malaysia -- 5.0%
   Building Materials and Homebuilders -- 0.5%
    230,000   Road Builder (M) Hldgs. Berhad *                           272,369
   Entertainment and Leisure -- 0.9%
    220,000   Tanjong PLC                                                492,105
   Financial - Banks -- 1.0%
    286,000   Commerce Asset Hldgs. *                                    556,947
   Food, Beverage and Tobacco -- 0.8%
     45,000   British American Tobacco
                Malaysia Berhad                                          438,158
   Telecommunications -- 0.9%
    720,000   Technology Resources Inds. Berhad *                        547,579
   Transportation - Miscellaneous -- 0.9%
    284,000   Malaysia Int'l. Shipping Corp.                             515,684
                                                                    ------------
                                                                       2,822,842
--------------------------------------------------------------------------------
Mexico -- 10.6%
   Business Services -- 0.6%
     20,700   Grupo Aeroportuario del Sureste
                S.A. de C.V. ADR*                                        318,780
   Construction and Mining -- 2.2%
     35,018   Cemex S.A. de C.V. ADR                                     864,945
    231,600   Consorcio Ara S.A. de C.V. *                               411,042
   Financial - Other -- 1.2%
    737,000   Grupo Fin. BBVA Bancomer
                S.A. de C.V. *                                           672,122
   Food, Beverage and Tobacco -- 0.9%
    218,000   Grupo Modelo S.A.                                          488,333
   Merchandising - Mass -- 0.8%
    169,000   Walmart de Mexico                                          461,446
   Metals - Miscellaneous -- 0.5%
    157,000   Tubos de Acero                                             272,641
   Telecommunications -- 3.6%
    428,000   Grupo Carso Global Telecom. *                              925,557
     32,400   Telefonos de Mexico S.A. ADR                             1,134,648
   Wireless Communications -- 0.8%
     22,400   America Movil S.A. De C.V. ADR                             436,352
                                                                    ------------
                                                                       5,985,866
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
88

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
People's Republic of China -- 2.5%
   Construction and Mining -- 0.8%
  1,352,000   Yanzhou Coal Mining                                   $    429,124
   Oil and Gas Services -- 0.7%
    440,000   CNOOC Ltd. *                                               414,735
   Transportation - Miscellaneous -- 1.0%
  3,490,000   Guangshen Railway Co. Ltd.                                 572,883
                                                                    ------------
                                                                       1,416,742
--------------------------------------------------------------------------------
Poland -- 1.1%
   Financial - Banks -- 1.1%
     30,849   Bk Polska Kasa Opieki Grupa *                              621,648
--------------------------------------------------------------------------------
Russia -- 3.5%
   Oil and Gas Producing -- 0.5%
     27,800   OAO Gazprom ADR*                                           273,830
   Oil - Integrated - International -- 3.0%
     18,918   LUKOIL ADR                                                 931,711
     48,900   Surgutneftegaz ADR                                         765,285
                                                                    ------------
                                                                       1,970,826
--------------------------------------------------------------------------------
South Africa -- 7.5%
   Construction and Mining -- 3.0%
     14,200   Anglo American Platinum Corp.                              525,619
     33,700   Anglo American PLC                                         514,701
    262,000   Kumba Resources Ltd. *                                     679,300
   Gold Mining -- 2.3%
    202,000   Harmony Gold Mining Co. Ltd.                             1,321,967
   Metals - Steel -- 2.2%
  1,295,000   Iscor Ltd. *                                             1,225,365
                                                                    ------------
                                                                       4,266,952
--------------------------------------------------------------------------------
South Korea -- 20.6%
   Building Materials and Homebuilders -- 2.8%
    112,000   Hyundai Development Co. *                                  683,042
     10,500   Kumkang Korea Chemical Co. Ltd.                            874,665
   Chemicals - Major -- 3.3%
     80,500   Honam Petrochemical Corp. *                              1,082,767
     73,320   Hyosung Corp. *                                            781,669
   Electrical Equipment -- 5.2%
     58,699   Sam Hwa Electronics Co.                                    314,467
      4,300   Samsung Electronics Co. Ltd.                               916,851
     14,600   Samsung Electronics Co., Ltd. GDR+                       1,693,600
   Financial - Banks -- 2.2%
     32,372   Kookmin Bank ADR                                         1,259,279
   Financial - Other -- 0.8%
     39,000   Shinyoung Securities Co. Ltd.                              435,155
   Food, Beverage and Tobacco -- 1.7%
     24,000   Hite Brewery Co. *                                         986,779
   Manufacturing -- 0.7%
      9,000   Hankuk Electric Glass Co. Ltd.                             404,432
   Merchandising - Department Stores -- 2.0%
     52,000   Hyundai Dept. Store Co. Ltd.                             1,136,569
   Pharmaceuticals -- 0.8%
     20,000   Jeil Pharmaceutical Co. *                                  422,621
   Telecommunications -- 1.1%
     30,800   Korea Telecom. Corp. ADR                                   626,164
                                                                    ------------
                                                                      11,618,060
--------------------------------------------------------------------------------
Taiwan -- 13.8%
   Chemicals - Major -- 1.5%
  1,258,750   Taiwan Polypropylene Co. Ltd.                              853,573
   Computer Systems -- 1.8%
    145,500   Asustek Computer, Inc. GDR                                 643,110
     38,500   Hon Hai Precision Inds. Co.
                Ltd. GDR                                                 394,625
   Financial - Banks -- 1.0%
        122   Int'l. Commercial Bank of China *                               74
    755,000   Taipei Bank *                                              565,980
   Semiconductors - Equipment -- 8.7%
  1,334,800   United Microelectronics Corp. *                          1,947,777
     57,000   United Microelectronics Corp. ADR*                         547,200
  1,524,000   Winbond Electronics Corp.                                1,107,571
    191,357   Winbond Electronics Corp. GDR*                           1,320,363
   Transportation - Miscellaneous -- 0.8%
    192,815   Yang Ming Marine Transport GDR                             419,373
                                                                    ------------
                                                                       7,799,646
--------------------------------------------------------------------------------
Thailand -- 1.2%
   Real Estate Investment Trust -- 0.7%
  1,523,300   Golden Land Ppty. *                                        385,733
   Wireless Communications -- 0.5%
    211,800   Total Access Comm. Public
                Co. Ltd. *                                               300,756
                                                                    ------------
                                                                         686,489
--------------------------------------------------------------------------------
Turkey -- 2.4%
   Financial - Other -- 0.4%
    201,066   Haci Omer Sabanci Hldgs. S.A. ADR                          201,066
   Merchandising - Supermarkets -- 0.8%
  5,600,000   Migros Turk T.A.S. *                                       480,274
   Telecommunications -- 1.2%
 77,400,000   Turkcell Iletisim Hizmetleri A.S. *                        663,808
                                                                    ------------
                                                                       1,345,148
--------------------------------------------------------------------------------
Venezuela -- 0.3%
   Telecommunications -- 0.3%
     11,778   Comp. Anonima Nacional
                Tel. de Venezuela ADR                                    165,481
--------------------------------------------------------------------------------
              Total Common Stocks
                (Cost $46,687,740)                                    51,136,774
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
89

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

Schedule of Investments
December 31, 2001 (Continued)

--------------------------------------------------------------------------------
Preferred Stocks -- 4.8%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Brazil -- 4.4%
   Aerospace and Defense -- 0.5%
     11,400   Embraer - Empresa Brasileira de
                Aeronautica ADR                                     $    252,282
   Conglomerates -- 0.9%
    550,055   Itausa-Investimentos Itau S.A.                             516,606
   Construction and Mining -- 0.7%
     18,000   Comp. Vale do Rio Doce                                     418,351
   Financial - Banks -- 0.4%
  3,200,000   Banco Itau S.A.                                            243,743
   Oil and Gas Services -- 0.9%
     24,000   Petroleo Brasileiro S.A. ADR                               533,520
   Telecommunications -- 1.0%
  1,719,000   Celular CRT Participacoes S.A. *                           371,231
     25,835   Tele Centro Oeste Celular
                Paricipacoes S.A.                                        180,845
                                                                       2,516,578
--------------------------------------------------------------------------------
Thailand -- 0.4%
   Financial - Banks -- 0.4%
    585,000   Siam Commercial Bank *                                     223,525
--------------------------------------------------------------------------------
              Total Preferred Stocks
                (Cost $2,549,246)                                      2,740,103
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Warrants -- 0.0%
--------------------------------------------------------------------------------
     53,600   Kingboard Chemicals Hldgs.
                Ltd. Warrants, expiring 12/31/03 *
                (Cost $0)                                                  3,918
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 4.5%
--------------------------------------------------------------------------------
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
$ 2,543,000   State Street Bank and Trust Co.
              repurchase agreement, dated
              12/31/2001, maturity value
              $2,543,120 at 0.85%, due
              1/2/2002 (1)
                (Cost $2,543,000)                                   $  2,543,000
--------------------------------------------------------------------------------
Total Investments -- 99.8%
  (Cost $51,779,986)                                                  56,423,795
Cash, Receivables and Other Assets
  Less Liabilities -- 0.2%                                                89,117
--------------------------------------------------------------------------------
Net Assets -- 100%                                                  $ 56,512,912
--------------------------------------------------------------------------------

+     Rule 144A restricted security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Glossary of Terms:

  ADR -- American Depositary Receipt.
  GDR -- Global Depositary Receipt.

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
90

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
December 31, 2001

ASSETS
  Investments, at market (cost $51,779,986)                        $ 56,423,795
  Foreign currency (cost $316,333)                                      315,163
  Cash                                                                      475
  Receivable for securities sold                                        756,002
  Dividends receivable                                                  165,953
  Receivable for fund shares sold                                         8,954
  Dividend reclaims receivable                                              452
  Interest receivable                                                        60
  Other assets                                                              387
                                                                   ------------
    Total Assets                                                     57,671,241
                                                                   ------------

LIABILITIES
  Payable for fund shares redeemed                                      685,166
  Payable for securities purchased                                      323,246
  Accrued expenses                                                      126,000
  Accrued foreign capital gains tax                                      23,917
                                                                   ------------
    Total Liabilities                                                 1,158,329
                                                                   ------------
    Net Assets                                                     $ 56,512,912
                                                                   ============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                            $    590,361
  Additional paid-in capital                                         58,996,875
  Distributions in excess of net investment income                      (51,273)
  Accumulated net realized loss on investments
    and foreign currency related transactions                        (7,645,361)
  Net unrealized appreciation of investments
    and translation of other assets and
    liabilities denominated in foreign currencies                     4,622,310
                                                                   ------------
    Net Assets                                                     $ 56,512,912
                                                                   ============

Shares Outstanding -- $0.10 par value                                 5,903,607
                                                                   ============

Net Asset Value Per Share                                          $       9.57
                                                                   ============


Statement of Operations
Year Ended
December 31, 2001

INVESTMENT INCOME
  Dividends                                                        $  1,413,103
  Interest                                                               23,718
  Less: Foreign tax withheld                                           (120,876)
                                                                   ------------
    Total Income                                                      1,315,945
                                                                   ------------

  Expenses:
    Investment advisory fees -- Note B                                  567,728
    Custodian fees                                                      204,993
    Audit fees                                                           24,000
    Printing expense                                                     23,500
    Directors' fees -- Note B                                            15,303
    Registration fees                                                     2,000
    Legal fees                                                              800
    Insurance expense                                                       584
    Loan commitment fees -- Note F                                          555
    Other                                                                   679
                                                                   ------------
                                                                        840,142
                                                                   ------------

  Net Investment Income                                                 475,803
                                                                   ------------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCIES -- NOTE C
    Net realized loss on investments -- Note A                       (5,633,489)
    Net realized loss on foreign currency related
      transactions -- Note A                                           (230,679)
    Net change in unrealized depreciation of
      investments -- Note C                                           8,017,461
    Net change in unrealized depreciation from
      translation of other assets and liabilities
      denominated in foreign currencies -- Note A                         8,411
    Foreign Capital Gains Tax                                           275,551
                                                                   ------------
  Net Realized and Unrealized Gain on
    Investments and Foreign Currencies                                2,437,255
                                                                   ------------
      NET INCREASE IN NET ASSETS
        FROM OPERATIONS                                            $  2,913,058
                                                                   ============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford Emerging Markets Fund
-------------------------------------

Statement of Changes in Net Assets

                                                                                          Year Ended December 31,
                                                                                            2001            2000
                                                                                        ------------    ------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income/(loss)                                                        $    475,803    $   (189,933)
    Net realized gain/(loss) on investments and foreign currency related transactions     (5,588,617)      8,838,080
    Net change in unrealized appreciation/(depreciation) of investments and
      translation of other assets and liabilities denominated in foreign currencies        8,025,872     (33,365,351)
                                                                                        ------------    ------------
      Net Increase/(Decrease) in Net Assets from Operations                                2,913,058     (24,717,204)
                                                                                        ------------    ------------

  Dividends and Distributions to Shareholders from:
    Net investment income                                                                   (104,530)             --
    Net realized gain on investments and foreign currency related transactions                    --      (1,102,212)
                                                                                        ------------    ------------
      Total Dividends and Distributions to Shareholders                                     (104,530)     (1,102,212)
                                                                                        ------------    ------------

  From Capital Share Transactions:
    Net decrease in net assets from capital share transactions -- Note E                  (4,931,883)     (7,800,741)
                                                                                        ------------    ------------
  Net Decrease in Net Assets                                                              (2,123,355)    (33,620,157)

NET ASSETS:
Beginning of year                                                                         58,636,267      92,256,424
                                                                                        ------------    ------------
End of year *                                                                           $ 56,512,912    $ 58,636,267
                                                                                        ============    ============

* Includes overdistributed net investment income of:                                    $    (51,273)   $   (491,053)

                       See notes to financial statements.


--------------------------------------------------------------------------------
92

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the years indicated:

                                                                        Year Ended December 31,
                                                  ---------------------------------------------------------------------
                                                        2001           2000           1999          1998           1997
                                                  ---------------------------------------------------------------------
Net asset value,
  beginning of year ...........................   $     9.02     $    12.73     $     7.39    $    10.17     $    10.54
                                                  ----------     ----------     ----------    ----------     ----------
Income from investment
  operations:
  Net investment income/(loss) ................         0.07          (0.04)          0.01          0.09           0.09
  Net realized and unrealized gain/
    (loss) on investments and translation of
    other assets and liabilities denominated
    in foreign currency .......................         0.50          (3.50)          5.33         (2.81)          0.12
                                                  ----------     ----------     ----------    ----------     ----------
  Net increase/(decrease) from investment
    operations ................................         0.57          (3.54)          5.34         (2.72)          0.21
                                                  ----------     ----------     ----------    ----------     ----------

Dividends and Distributions
  to Shareholders from:
  Net investment income .......................        (0.02)            --             --            --          (0.06)
  Net realized gain on investments and
    foreign currency related transactions .....           --          (0.17)            --            --          (0.33)
  In excess of net realized gain on investments           --             --             --            --          (0.19)
  Tax return of capital .......................           --             --             --         (0.06)            --
                                                  ----------     ----------     ----------    ----------     ----------
  Total dividends and distributions ...........        (0.02)         (0.17)            --         (0.06)         (0.58)
                                                  ----------     ----------     ----------    ----------     ----------

Net asset value, end of year ..................   $     9.57     $     9.02     $    12.73    $     7.39     $    10.17
                                                  ----------     ----------     ----------    ----------     ----------

Total return* .................................         6.30%        (27.81)%        72.26%       (26.77)%         1.97%
                                                  ----------     ----------     ----------    ----------     ----------
Ratios/supplemental data:
  Net assets, end of year
    (000's omitted) ...........................   $   56,513     $   58,636     $   92,256    $   50,664     $   87,014
  Ratio of expenses to
    average net assets ........................         1.48%          1.38%          1.44%         1.49%          1.40%
  Ratio of net investment
    income/(loss) to average net assets .......         0.84%         (0.22)%         0.12%         1.16%          0.76%
  Portfolio turnover rate .....................          103%            95%            96%           69%            64%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

Schedule of Investments
December 31, 2001

--------------------------------------------------------------------------------
Common Stocks -- 97.1%
--------------------------------------------------------------------------------
Shares                                                                     Value
--------------------------------------------------------------------------------
Aerospace and Defense -- 2.3%
     24,150   Alliant Techsystems, Inc. *                          $   1,864,380
     30,600   EDO Corp.                                                  809,370
     21,100   Engineered Support Systems, Inc.                           721,831
     30,000   Mercury Computer Systems, Inc. *                         1,173,300
     59,000   Precision Castparts Corp.                                1,666,750
                                                                   -------------
                                                                       6,235,631
--------------------------------------------------------------------------------
Air Transportation -- 0.7%
     73,300   Skywest, Inc.                                            1,865,485
--------------------------------------------------------------------------------
Automotive Parts -- 0.5%
     67,400   American Axle & Mfg. Hldgs., Inc. *                      1,441,012
--------------------------------------------------------------------------------
Biotechnology -- 1.4%
     37,300   Charles River Laboratories Int'l. *                      1,248,804
     40,700   Digene Corp. *                                           1,200,650
     23,200   Enzon, Inc. *                                            1,305,696
                                                                   -------------
                                                                       3,755,150
--------------------------------------------------------------------------------
Broadcasting and Publishing -- 0.9%
     59,000   Cox Radio, Inc. *                                        1,503,320
     19,100   Entercom Comm. Corp. *                                     955,000
                                                                   -------------
                                                                       2,458,320
--------------------------------------------------------------------------------
Building Materials and Homebuilders -- 2.8%
     22,000   Beazer Homes USA, Inc. *                                 1,609,740
     41,800   Crossmann Communities, Inc.                              1,379,400
     43,806   D.R. Horton, Inc.                                        1,421,943
     47,000   Hughes Supply, Inc. *                                    1,450,890
     36,600   Lennar Corp.                                             1,713,612
                                                                   -------------
                                                                       7,575,585
--------------------------------------------------------------------------------
Business Services -- 2.7%
     74,800   FactSet Research Systems, Inc. *                         2,614,260
     59,500   FTI Consulting, Inc. *                                   1,951,600
     59,700   MAXIMUS, Inc. *                                          2,510,982
                                                                   -------------
                                                                       7,076,842
--------------------------------------------------------------------------------
Capital Goods - Miscellaneous Technology -- 0.9%
     55,000   Perot Systems Corp. *                                    1,123,100
     70,700   S1 Corp. *                                               1,143,926
                                                                   -------------
                                                                       2,267,026
--------------------------------------------------------------------------------
Chemicals - Major -- 0.3%
     24,400   Cabot Corp.                                                871,080
--------------------------------------------------------------------------------
Chemicals - Miscellaneous -- 0.5%
     21,000   OM Group, Inc. *                                         1,389,990
--------------------------------------------------------------------------------
Coal -- 1.0%
     50,300   CONSOL Energy, Inc.                                      1,249,452
     48,400   Peabody Energy Corp.                                     1,364,396
                                                                   -------------
                                                                       2,613,848
--------------------------------------------------------------------------------
Computer Services -- 2.5%
     51,900   Fair, Issac & Co., Inc.                                  3,270,738
     46,500   Henry Jack & Associates, Inc.                            1,015,560
    135,600   Keane, Inc. *                                            2,444,868
                                                                   -------------
                                                                       6,731,166
--------------------------------------------------------------------------------
Computer Software -- 8.4%
     58,900   ANSYS, Inc. *                                            1,451,885
    137,600   Borland Software Corp. *                                 2,154,816
     47,400   CACI Int'l., Inc. *                                      1,871,589
     66,800   Daktronics, Inc. *                                         564,460
     56,550   EPIQ Systems, Inc. *                                     1,094,243
     55,300   HNC Software, Inc. *                                     1,139,180
    100,400   JDA Software Group, Inc. *                               2,243,940
     36,300   Manhattan Associates, Inc. *                             1,058,145
     77,700   Mentor Graphics Corp. *                                  1,831,389
     95,100   MSC.Software Corp. *                                     1,483,560
     55,900   National Processing, Inc. *                              1,816,750
     24,100   PEC Solutions, Inc. *                                      906,401
     64,200   Planar Systems, Inc. *                                   1,354,620
     28,200   Synopsys, Inc. *                                         1,665,774
     61,500   Synplicity, Inc. *                                         829,635
     32,230   TALX Corp.                                                 805,105
                                                                   -------------
                                                                      22,271,492
--------------------------------------------------------------------------------
Computer Systems -- 2.0%
     37,400   FLIR Systems, Inc. *                                     1,418,208
     28,400   Itron, Inc. *                                              860,520
    117,700   MTS Systems Corp.                                        1,189,947
     28,200   NVIDIA Corp. *                                           1,886,580
                                                                   -------------
                                                                       5,355,255
--------------------------------------------------------------------------------
Cosmetics and Toiletries -- 0.6%
     54,200   Int'l. Flavors & Fragrances, Inc.                        1,610,282
--------------------------------------------------------------------------------
Drugs and Hospitals -- 10.6%
     37,950   Accredo Health, Inc. *                                   1,506,615
     22,500   Barr Laboratories, Inc. *                                1,785,600
     28,400   Biovail Corp. *                                          1,597,500
     28,900   CIMA Labs, Inc. *                                        1,044,735
     42,000   Community Health Systems, Inc. *                         1,071,000
     47,200   Diagnostic Products Corp.                                2,074,440
     32,100   DIANON Systems, Inc. *                                   1,951,680
     47,600   First Health Group Corp. *                               1,177,624
     60,700   Gentiva Health Services, Inc. *                          1,332,365
     49,300   Impax Laboratories, Inc. *                                 662,592
     50,875   IVAX Corp. *                                             1,024,622
     17,000   Laboratory Corp. of America Hldgs. *                     1,374,450
     93,800   Perrigo Co. *                                            1,108,716
     89,750   Province Healthcare Co. *                                2,769,685
    136,800   Quovadx, Inc. *                                          1,251,720
     35,700   RehabCare Group, Inc. *                                  1,056,720
     33,600   Rightchoice Managed Care, Inc. *                         2,351,664
     23,200   Teva Pharmaceutical Inds. Ltd. ADR                       1,429,816
     35,400   Universal Health Svcs., Inc. *                           1,514,412
                                                                   -------------
                                                                      28,085,956
--------------------------------------------------------------------------------
Electrical Equipment -- 0.8%
     64,800   Aviall, Inc. *                                             489,240
    131,100   Pemstar, Inc. *                                          1,573,200
                                                                   -------------
                                                                       2,062,440
--------------------------------------------------------------------------------

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
94

--------------------------------------------------------------------------------

Shares                                                                     Value
--------------------------------------------------------------------------------
Electronics and Instruments -- 2.0%
     62,800   FEI Co. *                                            $   1,978,828
     45,700   Intermagnetics General Corp. *                           1,183,630
     82,600   Tektronix, Inc. *                                        2,129,428
                                                                   -------------
                                                                       5,291,886
--------------------------------------------------------------------------------
Electronics - Semiconductors -- 2.3%
     76,500   Cypress Semiconductor Corp. *                            1,524,645
     45,000   Microsemi Corp. *                                        1,336,500
    122,500   Monolithic System Technology, Inc. *                     2,523,500
     49,600   Pericom Semiconductor Corp. *                              719,200
                                                                   -------------
                                                                       6,103,845
--------------------------------------------------------------------------------
Energy - Miscellaneous -- 1.1%
     36,500   AstroPower, Inc. *                                       1,475,695
     38,900   Valero Energy Corp.                                      1,482,868
                                                                   -------------
                                                                       2,958,563
--------------------------------------------------------------------------------
Entertainment and Leisure -- 3.4%
     42,450   Activision, Inc. *                                       1,104,125
     57,800   Argosy Gaming Co. *                                      1,879,656
     33,000   Churchill Downs, Inc.                                    1,220,010
    128,100   MTR Gaming Group, Inc. *                                 2,049,600
     34,300   Penn National Gaming, Inc. *                             1,040,662
     37,200   THQ, Inc. *                                              1,803,084
                                                                   -------------
                                                                       9,097,137
--------------------------------------------------------------------------------
Finance Companies -- 1.9%
     18,100   Federal Agricultural Mortgage Corp. *                      733,050
     86,100   Financial Federal Corp. *                                2,690,625
     58,800   Metris Cos., Inc.                                        1,511,748
                                                                       4,935,423
--------------------------------------------------------------------------------
Financial - Banks -- 8.1%
     73,100   Associated Banc-Corp. *                                  2,579,699
     44,300   Boston Private Financial Hldgs., Inc.                      977,701
     34,800   City National Corp.                                      1,630,380
     50,180   Commerce Bancorp, Inc.                                   1,974,081
     18,400   Community Bank System, Inc.                                482,080
     59,600   Compass Bancshares, Inc.                                 1,686,680
     11,900   Corus Bankshares, Inc.                                     540,260
     71,500   East West Bancorp, Inc.                                  1,841,125
     62,200   Fulton Financial Corp.                                   1,357,826
     73,900   Southwest BanCorp. of Texas, Inc. *                      2,236,953
     72,000   UCBH Hldgs., Inc.                                        2,047,680
     34,800   Valley National Bancorp                                  1,146,660
    104,000   W Hldg. Co., Inc.                                        1,684,800
     44,300   Wintrust Financial Corp.                                 1,354,251
                                                                   -------------
                                                                      21,540,176
--------------------------------------------------------------------------------
Financial - Other -- 2.2%
     31,800   Investment Technology Group, Inc. *                      1,242,426
     48,700   LaBranche & Co., Inc. *                                  1,678,202
     39,100   Legg Mason, Inc.                                         1,954,218
     26,600   Raymond James Financial, Inc.                              944,832
                                                                   -------------
                                                                       5,819,678
--------------------------------------------------------------------------------
Financial - Thrift -- 1.8%
     76,200   GreenPoint Financial Corp.                               2,724,150
    163,000   Sovereign Bancorp, Inc.                                  1,995,120
                                                                   -------------
                                                                       4,719,270
--------------------------------------------------------------------------------
Food, Beverage and Tobacco -- 2.3%
     37,000   Constellation Brands, Inc. *                             1,585,450
     18,500   Dean Foods Co. *                                         1,261,700
     49,500   Flowers Foods, Inc. *                                    1,976,040
     31,500   The Robert Mondavi Corp. *                               1,197,000
                                                                   -------------
                                                                       6,020,190
--------------------------------------------------------------------------------
Footwear -- 0.7%
     41,700   Genesco, Inc. *                                            865,692
     25,900   The Timberland Co. *                                       960,372
                                                                   -------------
                                                                       1,826,064
--------------------------------------------------------------------------------
Hospital Supplies -- 0.9%
     31,300   Impath, Inc. *                                           1,393,163
     12,500   Varian Medical Systems, Inc. *                             890,750
                                                                   -------------
                                                                       2,283,913
--------------------------------------------------------------------------------
Household Products -- 0.4%
     68,300   Dial Corp.                                               1,171,345
--------------------------------------------------------------------------------
Insurance -- 5.0%
     55,700   Authur J. Gallagher & Co.                                1,921,093
     53,600   Brown & Brown, Inc. *                                    1,463,280
     38,400   Everest Re Group, Ltd.                                   2,714,880
     51,100   Harleysville Group, Inc.                                 1,220,779
     34,700   LandAmerica Financial Group, Inc.                          995,890
     51,000   PartnerRe Ltd.                                           2,754,000
     57,900   Philadelphia Consolidated
                Hldg. Corp. *                                          2,183,409
                                                                   -------------
                                                                      13,253,331
--------------------------------------------------------------------------------
Lodging -- 0.5%
     64,300   Choice Hotels Int'l., Inc. *                             1,424,245
--------------------------------------------------------------------------------
Machinery - Industrial Specialty -- 1.2%
     25,100   Jacobs Engineering Group, Inc. *                         1,656,600
     67,700   Shaw Group, Inc. *                                       1,590,950
                                                                   -------------
                                                                       3,247,550
--------------------------------------------------------------------------------
Merchandising - Drugs -- 0.7%
     52,900   Henry Schein, Inc. *                                     1,958,887
--------------------------------------------------------------------------------
Merchandising - Food -- 0.8%
     59,800   Performance Food Group Co. *                             2,103,166
--------------------------------------------------------------------------------
Merchandising - Special -- 4.0%
     35,400   Action Performance Cos., Inc. *                          1,083,594
     49,000   Charlotte Russe Hldg., Inc. *                              911,890
     37,300   Chico's FAS, Inc. *                                      1,480,810
     26,550   Christopher & Banks Corp. *                                909,337
     57,100   Coach, Inc. *                                            2,225,758
     81,200   Cost Plus, Inc *                                         2,151,800
     80,600   Insight Enterprises, Inc. *                              1,982,760
                                                                   -------------
                                                                      10,745,949
--------------------------------------------------------------------------------


                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

Schedule of Investments
December 31, 2001 (Continued)

Shares                                                                     Value
--------------------------------------------------------------------------------
Miscellaneous - Capital Goods -- 1.4%
     22,000   American Standard Cos., Inc. *                       $   1,501,060
     31,700   EMCOR Group, Inc. *                                      1,439,180
     59,100   Global Power Equipment
                Group, Inc. *                                            889,455
                                                                   -------------
                                                                       3,829,695
--------------------------------------------------------------------------------
Miscellaneous - Consumer Growth Cyclical -- 1.7%
     94,500   Dal-Tile Int'l., Inc. *                                  2,197,125
     49,400   Group 1 Automotive, Inc. *                               1,408,394
     89,500   IKON Office Solutions, Inc.                              1,046,255
                                                                   -------------
                                                                       4,651,774
--------------------------------------------------------------------------------
Natural Gas - Diversified -- 0.9%
     44,000   Questar Corp.                                            1,102,200
     37,200   Western Gas Resources, Inc.                              1,202,304
                                                                   -------------
                                                                       2,304,504
--------------------------------------------------------------------------------
Oil and Gas Producing -- 3.4%
     70,600   Evergreen Resources, Inc. *                              2,725,866
     31,400   Noble Affiliates, Inc.                                   1,108,106
    154,100   Patterson-UTI Energy, Inc. *                             3,592,071
     89,550   XTO Energy, Inc.                                         1,567,125
                                                                   -------------
                                                                       8,993,168
--------------------------------------------------------------------------------
Oil and Gas Services -- 0.9%
     34,400   B.J. Svcs. Co. *                                         1,116,280
     71,800   Offshore Logistics, Inc. *                               1,275,168
                                                                   -------------
                                                                       2,391,448
--------------------------------------------------------------------------------
Oil - Integrated - Domestic -- 0.1%
      5,726   Kerr-McGee Corp.                                           313,785
--------------------------------------------------------------------------------
Restaurants -- 2.7%
     41,200   Bob Evans Farms, Inc. *                                  1,012,284
     77,700   Landry's Restaurants, Inc.                               1,449,105
    100,000   Lone Star Steakhouse & Saloon                            1,483,000
    100,700   Ruby Tuesday, Inc.                                       2,077,441
     53,000   Ryan's Family Steak Houses, Inc. *                       1,147,450
                                                                   -------------
                                                                       7,169,280
--------------------------------------------------------------------------------
Semiconductors - Equipment -- 1.1%
     96,500   Axcelis Technologies, Inc. *                             1,243,885
     42,400   Brooks Automation, Inc. *                                1,724,408
                                                                   -------------
                                                                       2,968,293
--------------------------------------------------------------------------------
Telecommunications - Equipment -- 1.0%
     58,400   Catapult Comm. Corp. *                                   1,521,904
     82,200   General Cable Corp.                                      1,076,820
                                                                   -------------
                                                                       2,598,724
--------------------------------------------------------------------------------
Telecommunications - Specialty -- 0.2%
     30,000   Advanced Fibre Comm., Inc. *                               530,100
--------------------------------------------------------------------------------
Textile - Apparel and Production -- 1.3%
     60,000   Phillips-Van Heusen Corp.                                  654,000
     53,200   Polo Ralph Lauren Corp. *                                1,423,632
     59,100   The Buckle, Inc. *                                       1,317,930
                                                                   -------------
                                                                       3,395,562
--------------------------------------------------------------------------------
Transportation - Miscellaneous -- 0.5%
     63,600   UTi Worldwide, Inc.                                      1,244,652
--------------------------------------------------------------------------------
Truckers -- 0.7%
     38,800   Arkansas Best Corp. *                                    1,118,216
     25,400   USFreightways Corp.                                        797,560
                                                                   -------------
                                                                       1,915,776
--------------------------------------------------------------------------------
Utilities - Electric and Water -- 1.9%
     25,300   Black Hills Corp.                                          856,152
     53,600   Cleco Corp.                                              1,177,592
     51,100   NRG Energy, Inc. *                                         792,050
     52,500   TECO Energy, Inc.                                        1,377,600
     36,900   UtiliCorp United, Inc.                                     928,773
                                                                   -------------
                                                                       5,132,167
--------------------------------------------------------------------------------
Utilities - Gas and Pipeline -- 1.1%
     49,600   Atmos Energy Corp.                                       1,054,000
     51,000   Equitable Resources, Inc.                                1,737,570
                                                                   -------------
                                                                       2,791,570
--------------------------------------------------------------------------------
              Total Common Stocks
                (Cost $225,607,396)                                  258,397,676
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreement -- 2.8%
--------------------------------------------------------------------------------
Principal
Amount                                                                     Value
--------------------------------------------------------------------------------
  7,435,000   State Street Bank and Trust Co.
              repurchase agreement,
              dated 12/31/2001,
              maturity value $7,435,727
              at 1.76%, due 1/2/2002 (1)
                (Cost $7,435,000)                                      7,435,000
--------------------------------------------------------------------------------
Total Investments -- 99.9%
  (Cost $233,042,396)                                                265,832,676
Cash, Receivables and Other Assets
  Less Liabilities -- 0.1%                                               205,086
--------------------------------------------------------------------------------
Net Assets -- 100%                                                 $ 266,037,762
--------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

Glossary:

  ADR -- American Depositary Receipt.

                       See notes to financial statements.

* Non-income producing security.


--------------------------------------------------------------------------------
96

--------------------------------------------------------------------------------

Statement of Assets
and Liabilities
December 31, 2001

ASSETS
  Investments, at market (cost $233,042,396)                      $ 265,832,676
  Cash                                                                      848
  Receivable for fund shares sold                                       315,196
  Dividends receivable                                                  106,951
  Interest receivable                                                       363
  Other assets                                                            1,780
                                                                  -------------
    Total Assets                                                    266,257,814
                                                                  -------------

LIABILITIES
  Accrued expenses                                                       51,517
  Payable for fund shares redeemed                                          299
  Due to affiliates                                                     168,236
                                                                  -------------
    Total Liabilities                                                   220,052
                                                                  -------------
    Net Assets                                                    $ 266,037,762
                                                                  =============

COMPONENTS OF NET ASSETS
  Capital stock, at par                                           $   1,808,841
  Additional paid-in capital                                        239,905,147
  Undistributed net investment income                                    11,559
  Accumulated net realized loss on investments                       (8,478,065)
  Net unrealized appreciation of investments                         32,790,280
                                                                  -------------
    Net Assets                                                    $ 266,037,762
                                                                  =============

Shares Outstanding -- $0.10 par value                                18,088,411
                                                                  =============

Net Asset Value Per Share                                         $       14.71
                                                                  =============


Statement of Operations
Year Ended
December 31, 2001

INVESTMENT INCOME
  Dividends                                                       $   1,624,238
  Interest                                                              646,282
  Less: Foreign tax withheld                                             (3,975)
                                                                  -------------
    Total Income                                                      2,266,545
                                                                  -------------

  Expenses:
    Investment advisory fees -- Note B                                1,987,843
    Custodian fees                                                      105,424
    Printing expense                                                     87,000
    Audit fees                                                           19,500
    Directors' fees -- Note B                                            15,303
    Legal fees                                                            8,780
    Registration fees                                                     6,298
    Loan commitment fees -- Note F                                        2,429
    Insurance expense                                                     1,820
    Deferred organization expense                                           299
    Other                                                                   679
    Total Expenses                                                    2,235,375
                                                                  -------------

  Net Investment Income                                                  31,170
                                                                  -------------

REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS -- NOTE C
    Net realized loss on investments -- Note A                       (1,434,578)
    Net change in unrealized appreciation
      of investments -- Note C                                      (21,358,568)
                                                                  -------------
  Net Realized and Unrealized Loss
    on Investments                                                  (22,793,146)
                                                                  -------------
      NET DECREASE IN NET ASSETS
        FROM OPERATIONS                                           $ (22,761,976)
                                                                  =============

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Small Cap Stock Fund
---------------------------------

Statement of Changes in Net Assets

                                                                               Year Ended December 31,
                                                                               2001             2000
                                                                           -------------    -------------
INCREASE/(DECREASE) IN NET ASSETS
  From Operations:
    Net investment income/(loss)                                           $      31,170    $    (150,727)
    Net realized gain/(loss) on investments                                   (1,434,578)      14,788,702
    Net change in unrealized appreciation/(depreciation) of investments      (21,358,568)     (28,896,481)
                                                                           -------------    -------------
      Net Decrease in Net Assets from Operations                             (22,761,976)     (14,258,506)
                                                                           -------------    -------------

  Dividends and Distributions to Shareholders from:
    Net investment income                                                        (19,806)              --
    Net realized gain on investments                                             (13,047)     (10,461,832)
                                                                           -------------    -------------
      Total Dividends and Distributions to Shareholders                          (32,853)     (10,461,832)
                                                                           -------------    -------------

  From Capital Share Transactions:
    Net increase in net assets from capital share transactions -- Note E         817,200       54,316,503
                                                                           -------------    -------------
  Net Increase/(Decrease) in Net Assets                                      (21,977,629)      29,596,165

NET ASSETS:
Beginning of year                                                            288,015,391      258,419,226
                                                                           -------------    -------------
End of year *                                                              $ 266,037,762    $ 288,015,391
                                                                           =============    =============

* Includes undistributed net investment income of:                         $      11,559    $          --

                       See notes to financial statements.


--------------------------------------------------------------------------------
98

--------------------------------------------------------------------------------

Financial Highlights

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                 Year Ended December 31,                       April 2, 1997*
                                            -------------------------------------------------------------     to December 31,
                                                   2001              2000            1999            1998            1997
                                            ---------------------------------------------------------------------------------
Net asset value,
  beginning of period ...................   $     15.96       $     17.18     $     12.74     $     13.63     $     10.00
                                            -----------       -----------     -----------     -----------     -----------

Income from investment
  operations:
  Net investment income/(loss) ..........          0.00(a)          (0.01)           0.02            0.01            0.03
  Net realized and unrealized gain/
    (loss) on investments ...............         (1.25)            (0.60)           4.44           (0.79)           3.80
                                            -----------       -----------     -----------     -----------     -----------
  Net increase/(decrease) from investment
    operations ..........................         (1.25)            (0.61)           4.46           (0.78)           3.83
                                            -----------       -----------     -----------     -----------     -----------

Dividends and Distributions
  to Shareholders from:
  Net investment income .................          0.00(a)             --           (0.02)          (0.01)          (0.03)
  Net realized gain on investments ......          0.00(a)          (0.61)             --           (0.10)          (0.17)
                                            -----------       -----------     -----------     -----------     -----------
  Total dividends and distributions .....          0.00             (0.61)          (0.02)          (0.11)          (0.20)
                                            -----------       -----------     -----------     -----------     -----------

Net asset value, end of period ..........   $     14.71       $     15.96     $     17.18     $     12.74     $     13.63
                                            -----------       -----------     -----------     -----------     -----------

Total return(b) .........................         (7.83)%           (3.38)%         35.04%          (5.75)%         38.32%(c)
                                            -----------       -----------     -----------     -----------     -----------
Ratios/supplemental data:
  Net assets, end of year
    (000's omitted) .....................   $   266,038       $   288,015     $   258,419     $   193,593     $    87,749
  Ratio of expenses to
    average net assets ..................          0.84%             0.82%           0.83%           0.89%           0.96%(d)
  Ratio of net investment
    income/(loss) to average net assets .          0.01%            (0.05)%          0.17%           0.17%           0.48%(d)
  Portfolio turnover rate ...............           134%              128%            100%             59%             22%

*     Commencement of operations.
(a)   Rounds to less than $0.01.
(b) Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(c)   Not annualized.
(d)   Annualized.

                       See notes to financial statements.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

Notes to Financial Statements
December 31, 2001

--------------------------------------------------------------------------------
Note A -- Organization and Accounting Policies
--------------------------------------------------------------------------------

      GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in Maryland on October 29, 1990. Shares of the Company are offered in three series: Baillie Gifford International Fund (BGIF), Baillie Gifford Emerging Markets Fund (BGEMF) and The Guardian Small Cap Stock Fund (GSCSF). The series are collectively referred to herein as the "Funds". Shares of the Funds are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life).

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

      Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded at the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sales price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Repurchase agreements are carried at cost which approximates market value (See Note D).

Foreign Currency Translation

      The books and records of the Funds are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U. S. dollars at the current rate of exchange.

      (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Funds earn dividends and interest or pay foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gains or losses on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains or losses on foreign currency related transactions. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency at the period end exchange rate are reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      The Funds may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated


--------------------------------------------------------------------------------
100

--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 2001 (Continued)

movements in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Funds. When forward contracts are closed, the Funds record realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. None of the Funds will enter into a forward foreign currency contract if such contract would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds' portfolio securities or other assets denominated in that currency.

Futures Contracts

      BGIF and BGEMF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, BGIF and BGEMF are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by BGIF and BGEMF each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margin by BGIF and BGEMF. The daily changes in the variation margin are recognized as unrealized gains or losses by BGIF and BGEMF. The investments of BGIF and BGEMF in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on an identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

      In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide, Audits of Investment Companies (the Guide). The Funds adopted the Guide, which had no significant effect on the financial statements.

Taxes

      Each Fund qualifies and intends to continue to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code (Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed to its shareholders in accordance with the provisions of the Code. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Funds' next fiscal year.

      Withholding taxes on foreign interest, dividends and capital gains in the BGIF and BGEMF have been provided for in accordance with the applicable country's tax rules and rates.

      Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

      For year ended December 31, 2001, for federal income tax purposes, the following Funds have post October capital losses and net capital losses carryforward of:

                                   Post October       Capital Loss   Expiration
                                   Capital Loss       Carryforward      Date
                                   ------------       ------------   ----------
BGIF                                $6,739,148         $4,286,662       2009
BGEMF                                  204,213          7,177,499       2009
GSCSF                                       --          8,478,064       2009

Dividends and Distributions to Shareholders

      The Funds intend to distribute each year, as dividends, substantially all net investment income and net realized capital gains. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

Notes to Financial Statements
December 31, 2001 (Continued)

temporary overdistributions of net realized gains and net investment income. Currently, the Funds' policy is to distribute net investment income approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

      The tax character of distributions paid to shareholders during 2001 were as follows:
                                                      2001
                                                      ----
                                 Ordinary          Long-Term
                                  Income          Capital Gain           Total
                                ----------        ------------        ----------
BGIF                            $2,687,956         $2,643,816         $5,331,772
BGEMF                              104,530                 --            104,530
GSCSF                               19,806             13,047             32,853

      For the year ended December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                         Undistributed       Undistributed          Unrealized
                           Ordinary         Long-Term Gain/        Appreciation
                            Income        (Loss) Carryforward     (Depreciation)
                         -------------    -------------------     -------------
BGIF                     $    178,456        $(11,025,810)        $(31,968,203)
BGEMF                          22,520          (7,381,712)           4,284,868
GSCSF                          11,559          (8,478,064)          32,790,280

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Funds.

      During the year ended December 31, 2001, certain Funds reclassified to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increases/(decreases) to the various capital accounts were as follows:

                                                                 Accumulated
                                                                net realized
                                                               gain/(loss) on
                                         Undistributed/          investments
                                        (overdistributed)        and foreign
                         Paid-in         net investment       currency related
                         capital             income             transactions
                         -------        -----------------     ----------------

BGIF                    $     766           $(757,856)            $ 757,090
BGEMF                     (23,635)             68,507               (44,872)
GSCSF                          --                 195                  (195)

--------------------------------------------------------------------------------
Note B -- Investment Management Agreements
          and Payments to Related Parties
--------------------------------------------------------------------------------

      BGIF and BGEMF have an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of the BGIF and BGEMF portfolios subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreements with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of BGIF and BGEMF. GBG continually monitors and evaluates the performance of BG Overseas.

      As compensation for its services, GBG receives a management fee computed at the annual rate of .80% of BGIF's average daily net assets and 1.00% of BGEMF's average daily net assets. One-half of these fees (.40% relating to BGIF and .50% relating to BGEMF) are payable by GBG to BG Overseas for its services. Payment of the sub-investment management fees does not represent a separate or additional expense to the Funds.

      GSCSF has an investment advisory agreement with Guardian Investor Services LLC (GIS, formerly known as "Guardian Investor Services Corporation"), a wholly-owned subsidiary of GIAC. GIS receives a management fee from GSCSF at an annual rate of .75% of its average daily net assets.

      No compensation is paid by the Company to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company.


--------------------------------------------------------------------------------
102

--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 2001 (Continued)

--------------------------------------------------------------------------------
Note C -- Investment Transactions
--------------------------------------------------------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2001 were as follows:

                                  BGIF                BGEMF             GSCSF
                                  ----                -----             -----
Purchases .............       $145,459,412       $ 56,646,853       $351,938,334
Proceeds ..............       $358,767,184       $ 62,901,065       $337,653,351

      The cost of investments owned at December 31, 2001 for federal income tax purposes for BGIF, BGEMF and GSCSF was substantially the same as the cost for financial reporting purposes. The gross unrealized appreciation and depreciation of investments excluding foreign currency at December 31, 2001 were as follows:

                                                   BGIF            BGEMF           GSCSF
                                                   ----            -----           -----
Gross Appreciation .........................   $ 12,684,418    $  8,012,573    $ 42,576,035
Gross Depreciation .........................    (44,652,621)     (3,727,705)     (9,785,755)
                                               ------------    ------------    ------------
  Net Unrealized Appreciation/(Depreciation)   $(31,968,203)   $  4,284,868    $ 32,790,280
                                               ============    ============    ============

--------------------------------------------------------------------------------
Note D -- Repurchase Agreements
--------------------------------------------------------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Funds.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

Notes to Financial Statements
December 31, 2001 (Continued)

--------------------------------------------------------------------------------
Note E - Transactions in Capital Stock
--------------------------------------------------------------------------------

      There are 1,000,000,000 shares of $0.10 par value capital stock authorized for each of the Funds. Transactions in capital stock were as follows:

                                                 Year Ended December 31,                 Year Ended December 31,
                                                   2001                 2000                2001                 2000
----------------------------------------------------------------------------------------------------------------------
                                                            Shares                                   Amount
----------------------------------------------------------------------------------------------------------------------
o Baillie Gifford International Fund
Shares sold                                   6,186,498            3,150,519       $  81,724,971        $  76,027,886
Shares issued in reinvestment of
   distributions                                377,872            8,924,072           5,331,772          148,774,676
Shares repurchased                          (21,586,870)         (11,815,521)       (305,369,464)        (265,796,301)
----------------------------------------------------------------------------------------------------------------------
  Net increase/(decrease)                   (15,022,500)             259,070       $(218,312,721)       $ (40,993,739)
----------------------------------------------------------------------------------------------------------------------
o Baillie Gifford Emerging Markets Fund
Shares sold                                   1,508,303            2,077,953       $  13,530,502        $  27,375,476
Shares issued in reinvestment of
   dividends and distributions                   11,362              120,857             104,530            1,102,213
Shares repurchased                           (2,115,738)          (2,944,464)        (18,566,915)         (36,278,430)
----------------------------------------------------------------------------------------------------------------------
  Net decrease                                 (596,073)            (745,654)      $  (4,931,883)       $  (7,800,741)
----------------------------------------------------------------------------------------------------------------------
o The Guardian Small Cap Stock Fund
Shares sold                                   4,078,633            5,686,691       $  58,564,012        $ 105,143,777
Shares issued in reinvestment of
   dividends and distributions                    2,293              688,278              32,853           10,461,832
Shares repurchased                           (4,040,172)          (3,366,794)        (57,779,665)         (61,289,106)
----------------------------------------------------------------------------------------------------------------------
  Net increase                                   40,754            3,008,175       $     817,200        $  54,316,503
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note F -- Line of Credit
--------------------------------------------------------------------------------

      A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum. For the year ended December 31, 2001, none of the Funds borrowed against this line of credit.

      The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.


--------------------------------------------------------------------------------
104

--------------------------------------------------------------------------------

Notes to Financial Statements
December 31, 2001 (Continued)

--------------------------------------------------------------------------------
Note G -- Portfolio Management
--------------------------------------------------------------------------------

      The directors and officers of the Company are named below. Information about their principal occupations during the past five years and certain other current affiliations is also provided. The business address of each director and officer is 7 Hanover Square, New York, New York 10004, unless otherwise noted. The "Guardian Fund Complex" referred to in this biographical information is composed of (1) the Funds, (2) The Guardian Variable Contract Funds, Inc. (a series fund that issues its shares in four series), (3) The Guardian Bond Fund, Inc., (4) The Guardian Cash Fund, Inc., and (5) The Park Avenue Portfolio (a series trust that issues its shares in ten series).

      The Statement of Additional Information includes additional information about fund directors and is available upon request, without charge, by calling
(800) 221-3253. The information provided in the following section has not been audited by the independent auditors for the Funds.

Name and Address and Age            Title            Business History
------------------------------------------------------------------------------------------------------------------------------------
"Interested" Directors:*

Arthur V. Ferrara (71)              Director         Retired. Former Chairman of The Board and Chief Executive Officer, The Guardian
70 Baldwin Farms South                               Life Insurance Company of America 1/93 to 12/95; President, Director and Chief
Greenwich, Connecticut                               Executive Officer prior thereto. Director (Trustee) of all of the mutual funds
06831                                                within the Guardian Fund Complex.

Leo R. Futia (82)                   Director         Retired. Former Chairman of The Board and Chief Executive Officer, The Guardian
18 Interlaken Road                                   Life Insurance Company of America, Director since 5/70. Director (Trustee) of
Greenwich, Connecticut                               all of the mutual funds within the Guardian Fund Complex. Director (Trustee) of
06830                                                various mutual funds sponsored by Value Line, Inc.

Joseph D. Sargent (64)              Director         Chairman of the Board and Chief Executive Officer, The Guardian Life Insurance
                                                     Company of America, since 1/02; President, Chief Executive Officer, and
                                                     Director prior thereto. Director (Trustee) of The Guardian Insurance & Annuity
                                                     Company, Inc., Guardian Investor Services LLC, Park Avenue Securities LLC and
                                                     all of the mutual funds within the Guardian Fund Complex.

Independent Directors:

Frank J. Fabozzi (53)               Director         Adjunct Professor of Finance, School of Management - Yale University, 2/94 to
858 Tower View Circle                                present; Visiting Professor of Finance and Accounting, Sloan School of
New Hope, Pennsylvania                               Management -- Massachusetts Institute of Technology prior thereto. Editor,
18938                                                Journal of Portfolio Management. Director (Trustee) of all the mutual funds within the Guardian Fund Complex. Director (Trustee) of various closed-end investment companies sponsored by Blackstone Financial Management.

* "Interested" Director means one who is an "interested person" under the Investment Company Act of 1940 by virtue of a current or past position with The Guardian Life Insurance Company of America, the indirect parent company of Guardian Investor Services LLC, the investment adviser of certain Funds in the Guardian Fund Complex.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

Notes to Financial Statements
December 31, 2001 (Continued)

Name and Address and Age            Title            Business History
------------------------------------------------------------------------------------------------------------------------------------
William W. Hewitt, Jr. (73)         Director         Retired. Former Executive Vice President, Shearson Lehman Brothers, Inc.
P.O. Box 2359                                        Director (Trustee) of all of the mutual funds within the Guardian Fund Complex.
Princeton, New Jersey                                Director (Trustee) of various mutual funds sponsored by Mitchell Hutchins Asset
08543                                                Management, Inc. and Paine Webber, Inc.

Sidney I. Lirtzman (71)             Director         Professor of Management since 9/67 and Interim President 9/99 to present; and
38 West 26th Street                                  Acting Dean of the Zicklin School of Business Management since 2/95, City
New York, New York                                   University of New York -- Baruch College. President, Fairfield Consulting
10010                                                Associates, Inc. Director (Trustee) of all of the mutual funds within the
                                                     Guardian Fund Complex.

Carl W. Schafer (65)                Director         President, Atlantic Foundation (a private charitable foundation). Director of
66 Witherspoon Street, #1100                         Roadway Express (trucking), Labor Ready, Inc. (provider of temporary manual
Princeton, New Jersey                                labor), Evans Systems, Inc. (a motor fuels, convenience store and diversified
08542                                                company), Electronic Clearing House, Inc. (financial transactions processing),
                                                     Frontier Oil Corporation and NutraCeutix, Inc. (biotechnology), Chairman of the
                                                     Investment Advisory Committee of the Howard Hughes Medical Institute 1985 to
                                                     1992. Director (Trustee) of all of the mutual funds within the Guardian Fund
                                                     Complex. Director (Trustee) of various mutual funds sponsored by Paine Webber,
                                                     Inc.

Robert G. Smith (69)                Director         President, Smith Affiliated Capital Corp. since 4/82. Director (Trustee) of all
132 East 72nd Street                                 of the mutual funds within the Guardian Fund Complex.
New York, New York
10021

Officers:

Joseph A. Caruso (49)               Senior Vice      Senior Vice President and Corporate Secretary, The Guardian Life Insurance
                                    President and    Company of America since 1/01; Vice President and Corporate Secretary prior
                                    Secretary        thereto. Senior Vice President and Secretary, The Guardian Insurance & Annuity
                                                     Company, Inc., Guardian Investor Services LLC, Park Avenue Life Insurance
                                                     Company, Guardian Baillie Gifford Limited, and all of the mutual funds within the Guardian Fund Complex. Vice President and Corporate Secretary, Park Avenue
                                                     Securities LLC.

Richard A. Goldman (39)             Managing         Managing Director, Equity Investments, The Guardian Life Insurance Company of
                                    Director         America Since 7/01. Director, Citigroup Asset Management prior thereto. Officer of various mutual funds within the Guardian Fund Complex.

Edward H. Hocknell (41)             Vice President   Partner, Baillie Gifford & Co., since 5/98. Director, Baillie Gifford Overseas
c/o Baillie Gifford Overseas                         Limited since 10/92. Officer of various mutual funds within the Guardian Fund
Limited                                              Complex.
1 Rutland Court
Edinburgh, EH3 8EY
Scotland


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Notes to Financial Statements
December 31, 2001 (Continued)

Name and Address and Age            Title            Business History
------------------------------------------------------------------------------------------------------------------------------------
Frank J. Jones (63)                 President        Executive Vice President and Chief Investment Officer, The Guardian Life
                                                     Insurance Company of America. Executive Vice President and Chief Investment
                                                     Officer and Director, The Guardian Insurance & Annuity Company, Inc. Manager,
                                                     Park Avenue Securities LLC. Director, Guardian Investor Services LLC, and
                                                     Guardian Baillie Gifford Limited. Officer of all of the mutual funds within the
                                                     Guardian Fund Complex.

Ann T. Kearney (50)                 Controller       Second Vice President, Group Pensions, The Guardian Life Insurance Company of
                                                     America. Second Vice President of The Guardian Insurance & Annuity Company,
                                                     Inc. and Guardian Investor Services LLC. Controller of various mutual funds within the Guardian Fund Complex.

R. Robin Menzies (49)               Vice President   Partner, Baillie Gifford & Co. 4/81 to present. Director, Baillie Gifford
c/o Baillie Gifford Overseas                         Overseas Limited 11/90 to present. Director, Guardian Baillie Gifford Limited
Limited                                              11/90 to present. Officer of various mutual funds within the Guardian Fund
Rutland Court                                        Complex.
Edinburgh, EH3 8EY
Scotland

John B. Murphy (54)                 Managing         Managing Director, Equity Securities, The Guardian Life Insurance Company since
                                    Director         3/98; Second Vice President 3/97 to 3/98; Assistant Vice President prior thereto. Officer of various mutual funds within the Guardian Fund Complex.

Frank L. Pepe (59)                  Vice President   Vice President and Equity Controller, The Guardian Life Insurance Company of
                                    and Treasurer    America. Vice President and Controller, The Guardian Insurance & Annuity
                                                     Company, Inc. Senior Vice President and Controller, Guardian Investor Services
                                                     LLC. Officer of all of the mutual funds within the Guardian Fund Complex.

Richard T. Potter (47)              Vice President   Vice President and Equity Counsel, The Guardian Life Insurance Company of
                                    and Counsel      America. Vice President and Counsel, The Guardian Insurance & Annuity Company,
                                                     Inc., Guardian Investor Services LLC, Park Avenue Securities LLC and all of the
                                                     mutual funds within the Guardian Fund Complex.

Robert A. Reale (41)                Managing         Managing Director, The Guardian Life Insurance Company of America, The Guardian
                                    Director         Insurance & Annuity Company, Inc. and Guardian Investor Services LLC since
                                                     3/01. Assistant Vice President, Metropolitan Life prior thereto. Officer of all of the mutual funds within the Guardian Fund Complex.

Donald P. Sullivan, Jr. (47)        Vice President   Vice President, Equity Administration, The Guardian Life Insurance Company of
                                                     America since 3/99; Second Vice President, Equity dministration prior thereto.
                                                     Vice President, The Guardian Insurance & Annuity Company, Inc., Guardian
                                                     Investor Services LLC and Park Avenue Securities LLC. Officer of various mutual funds within the Guardian Fund Complex.


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

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GIAC Funds, Inc. (including: Baillie Gifford
International Fund, Baillie Gifford Emerging Markets
Fund and The Guardian Small Cap Stock Fund)
----------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
GIAC Funds, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GIAC Funds, Inc. (comprising, respectively, the Baillie Gifford International Fund, Baillie Gifford Emerging Markets Fund and The Guardian Small Cap Stock Fund), as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the GIAC Funds, Inc. at December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                /s/ Ernst & Young LLP


New York, New York
February 8, 2002


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